                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            A. H. BELO CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                    [LOGO]

                            400 SOUTH RECORD STREET
                              DALLAS, TEXAS 75202

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 1996

                            ------------------------
To the Shareholders of
  A. H. BELO CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of A. H. Belo Corporation (the "Company"), a Delaware corporation, will be held in the Dallas Museum of Art Auditorium, 1717 North Harwood Street, Dallas, Texas, on Wednesday, May 8, 1996, at 10:00 a.m., Dallas, Texas time, for the following purposes:

          1. To elect four Class I directors to hold office for a term of three years or until their respective successors are elected and qualified; and

          2. To transact such other business as properly may come before the Annual Meeting or any adjournment thereof.

     The close of business on March 15, 1996 has been fixed by the Board of Directors of the Company as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

     A Proxy Statement, form of Proxy, and copy of the Annual Report on the Company's operations during the fiscal year ended December 31, 1995 accompany this notice.

     It is important that your shares be represented at the Annual Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed envelope. Shareholders who do plan to attend may vote at the Annual Meeting. The form of Proxy is enclosed in the sleeve attached to the front of the mailing envelope in which this Proxy Statement is contained. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                             By Order of the Board of Directors

                                                    MICHAEL J. McCARTHY
                                                         Secretary

April 12, 1996

                                    [LOGO]

                            400 SOUTH RECORD STREET
                              DALLAS, TEXAS 75202

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 1996

                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders of A. H. Belo Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held in the Dallas Museum of Art Auditorium, 1717 North Harwood Street, Dallas, Texas, on Wednesday, May 8, 1996, at 10:00 a.m., Dallas, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiaries, unless the context otherwise requires.

     This Proxy Statement and form of Proxy are being mailed to shareholders on or about April 12, 1996. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

          (1) FOR the election of the four nominees listed under "Election of Directors" as nominees of the Company for election as Class I directors, for a three-year term; and

          (2) At the discretion of the persons named in the enclosed form of Proxy, on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders (see "Shareholder Proposals" herein), the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

     The cost of solicitation of proxies will be borne by the Company. The Company has engaged Morrow & Co., Inc. to solicit proxies from beneficial owners of shares standing in the name of brokers and other nominees. The Company has agreed to pay Morrow & Co., Inc. a fee of $5,000 and the amount of its expenses for such service. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                     DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS

     The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on March 15, 1996. As of the record date, the Company had issued and outstanding and entitled to vote at the Annual Meeting 29,080,307 shares of Series A Common Stock, par value $1.67 per share ("Series A shares"), and 9,283,546 shares of Series B Common Stock, par value $1.67 per share ("Series B shares"). (The Series A shares and Series B shares together are referred to herein as the "Common Stock.") On June 9, 1995, the Company effected a two-for-one stock split in the form of a dividend on all Series A shares and Series B shares. All share numbers contained in this Proxy Statement reflect such split. (For a description of the voting rights of the Series A shares and Series B shares, see "Quorum and Voting" herein.)

     The following table sets forth information as of December 31, 1995, regarding the beneficial ownership of the Company's Common Stock by each person known by management of the Company to own more than five percent of either series of the outstanding shares of Common Stock of the Company, by each of the Company's executive officers named in the Summary Compensation Table below, by each of the Company's directors and nominees, and by all of its directors and executive officers as a group.

                                                         SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                                         AND PERCENTAGE OF OUTSTANDING SHARES AS OF
                                                                    DECEMBER 31, 1995(2)
                                                         ------------------------------------------
                  NAME AND ADDRESS OF                                                    PERCENT OF
                  INDIVIDUAL OR GROUP                    SERIES A        SERIES B         CLASS(3)
                  ------------------                     ---------       ---------       ----------
Robert W. Decherd(1)*+.................................  1,039,713(4)    2,158,728(5)        8.3%
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265

Ward L. Huey, Jr.*+....................................    192,935(6)          -0-           ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265

Burl Osborne**+........................................    135,643(7)          -0-           ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265

Michael J. McCarthy+...................................     59,506(8)          -0-           ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265

Michael D. Perry+......................................     54,916(9)          -0-           ***
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265

John W. Bassett, Jr.**.................................     23,700(10)      13,200(11)       ***
400 N. Pennsylvania Avenue
Roswell, New Mexico 88201

Judith L. Craven, M.D., M.P.H.*........................     18,900(12)         -0-           ***
2200 North Loop West
Houston, Texas 77018

Roger Enrico*..........................................      1,000             -0-           ***
14841 North Dallas Parkway
Dallas, Texas 75240

Dealey D. Herndon(1)*..................................  1,058,646(13)   1,305,624(14)       6.2%
322 Congress Avenue
Austin, Texas 78701

                                                         SHARES OF COMMON STOCK BENEFICIALLY OWNED
                                                         AND PERCENTAGE OF OUTSTANDING SHARES AS OF
                                                                    DECEMBER 31, 1995(2)
                                                         ------------------------------------------
                  NAME AND ADDRESS OF                                                    PERCENT OF
                  INDIVIDUAL OR GROUP                    SERIES A        SERIES B         CLASS(3)
                  -------------------                    ---------       ---------       ----------
Lester A. Levy**.......................................     22,500(15)      12,000(16)       ***
2727 Chemsearch Boulevard
Irving, Texas 75062

Arturo Madrid, Ph.D.*..................................     14,200(17)         -0-           ***
Trinity University
715 Stadium Drive
San Antonio, Texas 78212

James M. Moroney, Jr.(1)*..............................    515,310(18)   1,154,922(19)       4.4%
A. H. Belo Corporation
P.O. Box 655237
Dallas, Texas 75265

Hugh G. Robinson*......................................      4,200(20)         -0-           ***
4140 Office Parkway
Dallas, Texas 75204

William T. Solomon*....................................     20,500(21)      30,000(16)       ***
3535 Travis
Suite 300
Dallas, Texas 75204

Thomas B. Walker, Jr.*.................................     26,500(22)      16,000(16)       ***
100 Crescent Court
Suite 1000
Dallas, Texas 75201

J. McDonald Williams**.................................     26,500(21)      16,000(16)       ***
3500 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201

Luther King Capital Management, Inc.++.................  1,737,596             -0-           4.5%
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102

Neuberger & Berman++...................................  1,947,000(23)         -0-           5.1%
650 Third Avenue
New York, New York 10158

All directors and executive officers as a group (17
  persons).............................................  6,904,799(24)   4,706,474(25)      29.8%(26)

- ---------------

    * Director
   ** Director and Nominee
  *** Less than one percent
    + Executive Officer
   ++ Greater than 5% Shareholder


 (1) The family relationships among the directors, executive officers, and principal shareholders are as follows: James M. Moroney, Jr. is a cousin of Robert W. Decherd and Dealey D. Herndon; and Robert W. Decherd and Dealey
     D. Herndon are brother and sister.

 (2) Series B shares are convertible at any time on a share-for-share basis into Series A shares. For purposes of determining the number of Series A shares beneficially owned by the individuals and entities listed, the individual or entity may be deemed to be the beneficial owner of the Series A shares into which the

     Series B shares owned are convertible. The numbers listed in the Series A column, however, do not reflect these Series A shares that may be so deemed to be beneficially owned by the individual or entity listed. If the Series A shares into which Series B shares held are convertible were included in the Series A shares total, and if the percent of Series A shares so held were calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, the individuals and entities listed would be deemed to be the beneficial owners of the following percentages of the Series A shares: Mr. Decherd --
     10.2%; Mrs. Herndon -- 7.8%; Mr. Moroney -- 5.5%; Luther King Capital Management, Inc. -- 6.0%; Neuberger & Berman L.P. -- 6.7%; and all directors and executive officers as a group -- 33.8%. All other individuals listed would be deemed to own less than 1% of the Series A shares. See footnote (3).

 (3) "Percent of Class" is calculated by taking the total number of Series A shares and Series B shares beneficially owned by the individual or entity listed and dividing that number by the total number of Series A shares and Series B shares outstanding.

 (4) Includes 243,440 Series A shares subject to presently exercisable options and 46,229 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan. Does not include 600 Series A shares owned by Mr. Decherd's wife, 2,320 Series A shares owned by Mr. Decherd's son, 41,410 Series A shares held in trusts for which Mr. Decherd serves as trustee, and 71,964 Series A shares held in trusts for the benefit of Mr. Decherd's children, as to all of which shares Mr. Decherd disclaims beneficial ownership.

 (5) Does not include 600 Series B shares owned by Mr. Decherd's wife, 2,320 Series B shares owned by Mr. Decherd's son, 73,090 Series B shares held in trusts for which Mr. Decherd serves as trustee, and 65,104 Series B shares held in trusts for the benefit of Mr. Decherd's children, as to all of which shares Mr. Decherd disclaims beneficial ownership.

 (6) Includes 104,860 Series A shares subject to presently exercisable options and 64,099 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan.

 (7) Includes 65,863 Series A shares subject to presently exercisable options and 57,286 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan.

 (8) Includes 27,779 Series A shares subject to presently exercisable options and 11,466 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan.

 (9) Includes 26,835 Series A shares subject to presently exercisable options and 11,152 Series A restricted shares issued under the Company's 1986 Long Term Incentive Plan.

(10) Includes 20,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 129,246 Series A shares owned by the estate of Mr. Bassett's late wife, 19,300 Series A shares owned by Mr. Bassett's adult children, as to which Mr. Bassett shares dispositive power, and 35,200 Series A shares held in trusts for the benefit of Mr. Bassett's children for which Mr. Bassett serves as trustee, as to all of which shares Mr. Bassett disclaims beneficial ownership.

(11) Includes 10,000 Series B shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 159,160 Series B shares owned by the estate of Mr. Bassett's late wife, 34,730 Series B shares owned by Mr. Bassett's adult children, as to which Mr. Bassett shares dispositive power, and 66,682 Series B shares held in trusts for the benefit of Mr. Bassett's children for which Mr. Bassett serves as trustee, as to all of which shares Mr. Bassett disclaims beneficial ownership.

(12) Includes 17,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(13) Includes 10,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 48,670 Series A shares owned by Mrs. Herndon's husband, 23,370 Series A shares held in trust for the benefit of one of Mrs. Herndon's sons, and 49,228

     Series A shares held in trusts for which Mrs. Herndon serves as trustee, as to all of which shares Mrs. Herndon disclaims beneficial ownership.

(14) Does not include 7,090 Series B shares held in trust for the benefit of one of Mrs. Herndon's sons, and 49,228 Series B shares held in trusts for which Mrs. Herndon serves as trustee, as to all of which shares Mrs. Herndon disclaims beneficial ownership.

(15) Includes 10,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 4,000 Series A shares owned by Mr. Levy's wife, 1,200 Series A shares owned by Mr. Levy's stepson and 1,200 Series A shares held in trusts for which Mr. Levy serves as co-trustee and Mr. Levy's son is beneficiary, as to all of which shares Mr. Levy disclaims beneficial ownership. In May 1995 an initial report on Form 3 was filed for each of the two family trusts for which Mr. Levy is co-trustee and Mr. Levy's son is beneficiary. Each Form 3 was filed four days after the due date, although the transactions by the trusts were timely reported by Mr. Levy in his individual Form 4 filing.

(16) Includes 10,000 Series B shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(17) Includes 14,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(18) Includes 20,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 21,000 Series A shares owned by Mr. Moroney's wife, as to which shares Mr. Moroney disclaims beneficial ownership.

(19) Includes 10,000 Series B shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 21,000 Series B shares owned by Mr. Moroney's wife, as to which shares Mr. Moroney disclaims beneficial ownership.

(20) Includes 2,000 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(21) Includes 20,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan.

(22) Includes 20,500 Series A shares subject to presently exercisable options issued under the Company's 1986 Long Term Incentive Plan. Does not include 10,000 Series A shares owned by Mr. Walker's wife, as to which shares Mr. Walker disclaims beneficial ownership.

(23) Shares are beneficially held, to the Company's knowledge, by Neuberger & Berman L.P. as investment advisor to one or more of its advisory clients.

(24) Includes 629,771 Series A shares subject to presently exercisable options.

(25) Includes 60,000 Series B shares subject to presently exercisable options.

(26) Represents approximately 43.9% of the voting power of all outstanding shares of Common Stock.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting; provided, however, that in no event may a quorum consist of less than one-third of the outstanding shares of Common Stock entitled to vote. The affirmative vote of a plurality of the voting power represented at the Annual Meeting and entitled to vote is required for the election of directors.

     A holder of Series A shares will be entitled to one vote per Series A share as to each matter properly brought before the Annual Meeting, and a holder of Series B shares will be entitled to 10 votes per Series B share as to each matter properly brought before the Annual Meeting. The holders of Series A shares and Series B shares vote together as a single class on all matters except with respect to (1) any amendments to the Company's Certificate of Incorporation that alter or change the powers, preferences, or special rights of their respective series so as to affect them adversely, and (2) such other matters as require class votes under the Delaware General Corporation Law. Cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes, if applicable, are each included in the determination of the number of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. For matters requiring majority approval, abstentions will have the effect of negative votes but broker non-votes will have no effect since they are not treated as shares entitled to vote on such matters.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The bylaws of the Company provide that the Board of Directors is to be divided into three classes, approximately equal in number, with staggered terms of three years. Class I consists of four directors and Classes II and III consist of five directors each. Three of the four nominees designated by the Board of Directors for election as Class I directors at the 1996 Annual Meeting of Shareholders will serve a three-year term if elected. The bylaws of the Company provide that a director who attains age 75 shall retire on the date of the annual meeting of shareholders next following his or her 75th birthday. As a result, Lester A. Levy will retire on the date of the 1998 Annual Meeting of Shareholders. In the event of a vacancy on the Board of Directors, in accordance with the Company's bylaws, the Board of Directors may fill the vacancy for the remaining term, may choose a nominee to stand for election at the next annual meeting or may decrease the size of the Board.

NOMINEES FOR DIRECTORS

     Class I Directors (Term expires in 1999)

   [PICTURE]         JOHN W. BASSETT, JR., age 58, has served as a director of the Company since March 1979. He is a practicing attorney and is a partner in the law firm of Bassett & Copple, LLP in Roswell, New Mexico. Prior to
                     forming Bassett & Copple, LLP in October 1995, Mr. Bassett was a
                     stockholder in the law firm of Atwood, Malone, Mann & Turner, P.A.,
                     Roswell, New Mexico, for ten years.



   [PICTURE]         LESTER A. LEVY, age 73, has served as a director of the Company since
                     April 1985. He has been Chairman of the Board of Directors of NCH
                     Corporation, a chemical products company, since 1965 and has been with
                     NCH Corporation since 1946.




   [PICTURE]         BURL OSBORNE, age 58, has served as a director of the Company since
                     January 1987. He has been President, Publishing Division of the Company since November 1995. Since January 1991, Mr. Osborne has been Publisher and Editor of The Dallas Morning News, Inc., a subsidiary of the
                     Company. Mr. Osborne was President and Editor of The Dallas Morning
                     News, Inc. from 1985 through December 1990.




   [PICTURE]         J. MCDONALD WILLIAMS, age 54, has served as a director of the Company since April 1985. Mr. Williams is Chairman of Trammell Crow Company, a
                     real estate services firm. From 1991 until July 1994, Mr. Williams was
                     President and Chief Executive Officer of Trammell Crow Company and from
                     1977 to December 1990, he was managing partner of Trammell Crow Company.
                     Mr. Williams is a member of the Board of Directors of Mitchell Energy &
                     Development Corp.

     In the event that a nominee is unable to serve or for good cause will not serve, the proxies will be voted at the Annual Meeting for such other person as the Board of Directors of the Company may recommend.

DIRECTORS CONTINUING IN OFFICE

     Class II Directors (Term expires in 1997)

   [PICTURE]         ROBERT W. DECHERD, age 44, has served as a director of the Company since
                     March 1976. He has been Chairman of the Board and Chief Executive
                     Officer of the Company since January 1987. Mr. Decherd became President of the Company in January 1994, and previously served as President from
                     January 1985 through December 1986. From January 1984 through December
                     1986, he served as Chief Operating Officer. Mr. Decherd is a member of the Board of Directors of CCBG Corporation and became a member of the
                     Board of Directors of Kimberly-Clark Corporation in February 1996.

   [PICTURE]         ROGER A. ENRICO, age 51, has served as a director of the Company since
                     July 1995. In April 1996 he became Chief Executive Officer of PepsiCo
                     Inc. He served as Chairman and Chief Executive Officer of PepsiCo
                     Worldwide Restaurants from the end of 1994 and Vice Chairman of PepsiCo
                     Inc. from 1993 until March 1996. Mr. Enrico was Chairman and Chief
                     Executive Officer of PepsiCo Worldwide Foods from 1992 to 1993 and
                     President and Chief Executive Officer of Frito-Lay, Inc. from 1991 to
                     1992. Mr. Enrico is a member of the Boards of Directors of PepsiCo,
                     Inc., Dayton Hudson Corporation, The Prudential Insurance Company of
                     America, Inc. and the United Negro College Fund.

   [PICTURE]         ARTURO MADRID, PH.D., age 57, has served as a director of the Company since January 1994. He is the Murchison Distinguished Professor of the
                     Humanities at Trinity University in San Antonio, Texas. He assumed this position in September 1993 after serving from 1984 until 1993 as the founding president of the Tomas Rivera Center, a national institute co-located at The University of Texas at Austin and the Claremont (CA)
                     Graduate School which focuses on Latino policy issues.




  [PICTURE]          WILLIAM T. SOLOMON, age 53, has served as a director of the Company since April 1983. He is the Chairman, President and Chief Executive
                     Officer of Austin Industries, Inc., a general construction company, a position he has held since 1987. Prior to 1987, Mr. Solomon was
                     President and Chief Executive Officer of Austin Industries, Inc.



  [PICTURE]          THOMAS B. WALKER, JR., age 72, has served as a director of the Company since April 1982. He has been a partner, either general or limited, in
                     The Goldman Sachs Group, L.P., investment bankers, since 1968. Mr.
                     Walker is a member of the Boards of Directors of NCH Corporation, SYSCO
                     Corporation and Riviana Foods, Inc.




     Class III Directors (Term expires in 1998)


  [PICTURE]          JUDITH L. CRAVEN, M.D., M.P.H., age 50, has served as a director of the
                     Company since December 1992. Since July 1992, she has served as
                     President of the United Way of the Texas Gulf Coast. From February 1983
                     to June 1992, Dr. Craven served as Dean of the School of Allied Health
                     Sciences of the University of Texas Health Science Center at Houston and
                     from September 1987 to June 1992 as Vice President of Multicultural
                     Affairs for the University of Texas Health Science Center.

  [PICTURE]          DEALEY D. HERNDON, age 49, has served as a director of the Company since
                     May 1986. Since November 1995, Mrs. Herndon has been president of
                     Herndon, Stauch & Associates, a project and construction management firm. Mrs. Herndon served from 1991 to September 1995 as the Executive
                     Director of the State Preservation Board of the State of Texas. She
                     serves on the Boards of Directors of the Friends of the Governor's
                     Mansion, Capital Area United Way, and St. Edward's University in Austin,
                     Texas. Mrs. Herndon is also a Trustee of the National Trust for Historic
                     Preservation in Washington, D.C.

  [PICTURE]          WARD L. HUEY, JR., age 57, has served as a director of the Company since
                     April 1982. He has been Vice Chairman of the Board and President,
                     Broadcast Division since January 1987. He was President and Chief
                     Executive Officer of the Company's broadcasting subsidiary, Belo
                     Broadcasting Corporation, from April 1981 through December 31, 1986, at which time the stock ownership of the broadcasting subsidiaries changed from Belo Broadcasting Corporation to the Company.








  [PICTURE]            JAMES M. MORONEY, JR., age 74, has served as a director of the Company since February 1952. He served as Chairman of the Board of the Company from April 1984 through December 1986, and from January 1983 through
                       December 1986 he served as Chief Executive Officer of the Company. Mr.
                       Moroney currently serves as Chairman of the Board of Trustees for the
                       University of Dallas.


  [PICTURE]            HUGH G. ROBINSON, age 63, has served as a director of the Company since
                       May 1989. Mr. Robinson is Chairman and Chief Executive Officer of The
                       Tetra Group, Inc., a construction management firm. He has held that position since 1989, and for more than five years prior to such date Mr.
                       Robinson was President of Cityplace Development Corporation, a real estate development subsidiary of The Southland Corporation. Mr. Robinson is a former Chairman and Board member of the Federal Reserve Bank of
                       Dallas. He is currently a member of the Boards of Directors of TU
                       Electric Company, Guaranty Federal Savings Bank, Smith Environmental
                       Services, Inc. and Circuit City Stores, Inc., and is a Trustee of
                       Columbus Realty Trust, a real estate investment trust.




MEETINGS AND COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors held a total of seven meetings in 1995. Each director attended at least seventy-five percent of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he or she served. The Board of Directors has an Audit Committee, a Compensation Committee, and a Directors Planning Committee, all of the members of each of which are nonemployee directors.

     Audit Committee. The Audit Committee consists of Judith L. Craven, Roger A. Enrico, Dealey D. Herndon, Arturo Madrid and Hugh G. Robinson. Mr. Robinson serves as Chairman of the Audit Committee. The Audit Committee consults with the Company's independent auditors and with personnel from the internal audit and financial staffs with respect to corporate accounting, reporting, and internal control practices. The Audit Committee met two times during 1995.

     Compensation Committee. The Compensation Committee consists of John W. Bassett, Jr., Lester A. Levy, Thomas B. Walker, Jr. and J. McDonald Williams. Mr. Williams serves as Chairman of the Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors for salary and bonus levels for executive officers and total compensation for senior executive officers, and administers the Company's 1995 Executive Compensation Plan, 1986 Long Term Incentive Plan, The G. B. Dealey Retirement Pension Plan, Employee Savings and Investment (401(k)) Plan, Employee Thrift (401(k)) Plan, Supplemental Executive Retirement Plan, and Management Security Plan. The Compensation Committee met four times during 1995.

     Directors Planning Committee. The Directors Planning Committee consists of Dealey D. Herndon, Lester A. Levy, James M. Moroney, Jr., Hugh G. Robinson, Thomas B. Walker, Jr., J. McDonald Williams and William T. Solomon. Mr. Solomon serves as Chairman of the Directors Planning Committee. The Directors Planning Committee reviews possible nominees for positions on the Board of Directors and reviews the long-range financial and strategic planning efforts of the Company. The Directors Planning Committee met two times in 1995.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The five most senior executive officers of the Company are as follows:

                 NAME                      OFFICE CURRENTLY HELD             OFFICE HELD SINCE
        -----------------------  ------------------------------------------  -----------------
        Robert W. Decherd......  Chairman of the Board, President and Chief         1987(1)
                                 Executive Officer
        Ward L. Huey, Jr.......  Vice Chairman of the Board and President,          1987(1)
                                 Broadcast Division
        Burl Osborne...........  President, Publishing Division                     1995(1)
        Michael J. McCarthy....  Senior Vice President, General Counsel and         1987(2)
                                 Secretary
        Michael D. Perry.......  Senior Vice President, Chief Financial             1987(3)
                                 Officer

- ---------------

(1) Member of the Board of Directors. (See "Election of Directors" above for additional information.)

(2) Mr. McCarthy, age 51, has been Senior Vice President of the Company since January 1987 and has been Secretary and General Counsel since October 1985. He served as Vice President of the Company from 1985 to 1987.

(3) Mr. Perry, age 49, has been Senior Vice President, Chief Financial Officer of the Company since November 1987. From January 1989 through December 1991, Mr. Perry was also Treasurer. He served as Vice President, Controller of the Company from January 1984 to November 1987.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1995, 1994, and 1993 of the Chief Executive Officer and the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                                                           ----------------------
                                             ANNUAL COMPENSATION                       SECURITIES
                                     ------------------------------------  RESTRICTED  UNDERLYING
                                                             OTHER ANNUAL    STOCK      OPTIONS/    ALL OTHER
           NAME AND                                          COMPENSATION   AWARD(S)      SARS     COMPENSATION
      PRINCIPAL POSITION       YEAR  SALARY($)(1)  BONUS($)     ($)(2)     ($)(3)(4)      (#)         ($)(5)
- ------------------------------ ----  ------------  --------  ------------  ----------  ----------  ------------
Robert W. Decherd              1995    $559,700    $146,294       --        $      --    79,000      $ 75,540
Chairman of the Board,         1994    $556,200    $400,275       --        $ 465,003    26,225      $ 75,540
President and Chief            1993    $547,500    $393,750       --        $ 354,510    26,100      $ 60,430
Executive Officer

Ward L. Huey, Jr.              1995    $444,000    $103,175       --        $      --    59,000      $122,529
Vice Chairman of the Board     1994    $441,200    $353,278       --        $ 323,239    18,225      $121,779
and President, Broadcast       1993    $399,200    $131,381       --        $ 245,700    18,100      $ 81,058
Division

Burl Osborne                   1995    $427,000    $ 93,489       --        $      --    49,000      $153,059
President, Publishing          1994    $423,984    $255,946       --        $ 301,462    16,995      $152,309
Division and                   1993    $385,500    $171,878       --        $ 228,150    16,805      $133,428
Publisher and Editor of The
  Dallas Morning News, Inc.

Michael J. McCarthy            1995    $247,000    $ 50,684       --        $      --    19,000      $ 45,991
Senior Vice President,         1994    $246,700    $129,518       --        $ 125,538     7,090      $ 44,491
General Counsel and            1993    $215,300    $104,958       --        $ 103,350     7,605      $ 20,491
Secretary

Michael D. Perry               1995    $244,000    $ 50,069       --        $      --    19,000      $ 37,853
Senior Vice President,         1994    $243,700    $127,943       --        $ 122,976     6,925      $ 36,353
Chief Financial Officer        1993    $210,000    $102,375       --        $ 101,010     7,425      $ 11,366

- ---------------

(1) These amounts include annual director fees of $25,000 for each of Mr. Decherd, Mr. Huey, and Mr. Osborne.

(2) The total value of executive perquisites and benefits did not exceed the lesser of (1) $50,000 or (2) 10% of the total annual salary and bonuses for any executive listed above.

(3) The unrealized value of the Company's restricted Series A shares reflected in this column is based upon the date of grant closing market price of unrestricted Series A shares. No restricted Series B shares are currently outstanding. As of December 31, 1995, the total number and value of the Company's Series A shares subject to restrictions held by the executive officers listed in the Summary Compensation Table above were as follows:

                                                                                 RESTRICTED SERIES A       VALUE
                                                                                     SHARES (#)             ($)
                                                                                 -------------------     ----------
        Robert W. Decherd......................................................         46,229           $1,606,458
        Ward L. Huey, Jr.......................................................         64,099           $2,227,440
        Burl Osborne...........................................................         57,286           $1,990,689
        Michael J. McCarthy....................................................         11,466           $  398,444
        Michael D. Perry.......................................................         11,152           $  387,532

(4) Dividends are paid on the restricted shares denoted in this column. One-half of the restricted shares awarded are subject to possible forfeiture in equal increments over a four-year period unless the Company meets specified annual performance goals. All of the restricted shares are subject to a restriction on disposition until approximately six weeks following the fourth anniversary of the date of grant. As a result of the Company's financial performance in 1995, the following number of performance-oriented restricted shares were forfeited by the named executive officers: Mr. Decherd -- 5,419 shares; Mr. Huey -- 3,333 shares; Mr.
    Osborne -- 3,130 shares; Mr. McCarthy -- 1,318 shares; and Mr.
    Perry -- 1,280 shares. No restricted shares were awarded in 1995. (See "Board Compensation Committee Report on Executive Compensation--Long-Term Awards" on page 19.)

(5) Amounts in this column consist of the following dollar values of premiums for life insurance purchased on behalf of the named individuals under the Company's Management Security Plan, amounts contributed by the Company to the Company's Employee Savings and Investment Plan (a non-discriminatory retirement plan established pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code")), and amounts contributed to the Company's Supplemental Executive Retirement Plan (the "SERP") for 1995:

                                                                                      EMPLOYEE
                                                                      MANAGEMENT     SAVINGS AND
                                                                       SECURITY      INVESTMENT          SERP
                                                                         PLAN           PLAN         CONTRIBUTION
                                                                         ($)             ($)             ($)
                                                                      ----------     -----------     ------------
        Robert W. Decherd...........................................   $ 15,724        $ 4,500         $ 55,316
        Ward L. Huey, Jr............................................   $ 19,861        $ 4,500         $ 98,168
        Burl Osborne................................................   $ 20,087        $ 4,500         $128,472
        Michael J. McCarthy.........................................   $  9,465        $ 4,500         $ 32,026
        Michael D. Perry............................................   $  6,546        $ 4,500         $ 26,807

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     Since 1989 the Company has made annual grants of stock options to executive officers and other key employees under its Executive Compensation Plan pursuant to the Company's 1986 Long Term Incentive Plan (the "1986 Plan"). Awards under the 1986 Plan were exhausted during 1995; accordingly, certain of the stock options described below were awarded under the 1995 Executive Compensation Plan (the "1995 Plan") which was approved by the shareholders of the Company in 1995. The material terms of the options granted under the 1986 Plan and the 1995 Plan are identical, except as noted below. Additionally, the Compensation Committee of the Board of Directors (the "Compensation Committee") adopted a policy that, beginning in December 1995, all awards of options will be made in Series B shares. (See "Board Compensation Committee Report on Executive
Compensation -- Long-Term Awards" on page 19.) The following table provides additional information regarding options and limited stock appreciation rights granted during 1995 to the named executive officers:

                                      NUMBER OF     % OF TOTAL
                                      SECURITIES     OPTIONS/
                                      UNDERLYING       SARS
                                      OPTIONS/      GRANTED TO     EXERCISE                    GRANT DATE
                                        SARS        EMPLOYEES      OR BASE                      PRESENT
                                       GRANTED      IN FISCAL       PRICE       EXPIRATION       VALUE
                NAME                   (#)(1)          YEAR         ($/SH)         DATE          ($)(2)
- ------------------------------------  ---------     ----------     --------     ----------     ----------
Robert W. Decherd...................    79,000        12.07%        $34.75        12/13/05     $1,036,480
Ward L. Huey, Jr....................    59,000         9.02%        $34.75        12/13/05     $  774,080
Burl Osborne........................    49,000         7.49%        $34.75        12/13/05     $  642,880
Michael J. McCarthy.................    19,000         2.90%        $34.75        12/13/05     $  249,280
Michael D. Perry....................    19,000         2.90%        $34.75        12/13/05     $  249,280

- ---------------

(1) All options were granted on December 13, 1995 and become exercisable in increments of 40% after one year and 30% after years two and three. Options are granted in tandem with limited stock appreciation rights, which become exercisable upon an Acceleration Date in the case of options granted under the 1986 Plan. (See the definition of Acceleration Date in "Compensation Pursuant to Certain Retirement Plans -- Pension Plan" below.) In the case of options granted under the 1995 Plan, the rights become exercisable upon a Change in Control, the definition of which is substantially similar to the definition of an Acceleration Date. The limited stock appreciation rights provide an opportunity for the holder to receive an amount in cash equal to the difference between the exercise price of the options and the greater of the highest fair market value of the underlying shares for the 90 days prior to the exercise date or the highest per share price paid in certain takeover-related events. Upon the occurrence of an Acceleration Date or a Change in Control, all of the options and limited stock appreciation rights would become immediately exercisable, unless the Board of Directors has adopted resolutions making the acceleration provisions inoperative (or does so promptly following such occurrence, in the case of a Change in Control). The Compensation Committee also may accelerate the exercisability of any option granted under the 1986 Plan at any time. The 1986 Plan further provides for the payment of the exercise price of an option with shares of Common Stock, upon the approval of the Compensation Committee. Under the 1995 Plan, the approval of the Compensation Committee is not required if the stock has been held for at least six months. In addition, both the 1986 and 1995 Plans permit an optionee under certain circumstances to cause the Company to withhold shares issued upon the exercise of an option granted under that plan in payment of the taxes due upon the exercise of such option.

(2) These values are determined using the Black-Scholes Option Pricing Model. The Black-Scholes Option Pricing Model is one of the methods permitted by the Securities and Exchange Commission for estimating the present value of options. The Black-Scholes Option Pricing Model is based on assumptions as to certain variables as described below, and it is not intended to estimate, and has no direct correlation to, the amount that an individual will actually realize upon exercise of options. The actual value of the stock options that an executive officer may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The values listed above were based on the following assumptions: volatility (measured as the annualized standard deviation of the sample, as determined from the past 20 quarters, ending with the third quarter of
    1995) -- .1957; risk free rate of return -- 6.10%; dividend yield -- 1.2%; time of exercise -- 10 years; and discount for risk of forfeiture -- 3%.

                       AGGREGATED OPTION/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows information concerning the exercise of stock options during 1995 by the named executive officers and the estimated value of unexercised options held by such individuals at year-end:

                                                                               NUMBER OF
                                                                               SECURITIES       VALUE OF
                                                                               UNDERLYING     UNEXERCISED
                                                                              UNEXERCISED     IN-THE-MONEY
                                                                              OPTIONS/SARS    OPTIONS/SARS
                                                                               AT FY-END       AT FY-END
                                         SHARES ACQUIRED                         (#)(3)          ($)(4)
                                           ON EXERCISE      VALUE REALIZED    EXERCISABLE/    EXERCISABLE/
                 NAME                        (#)(1)             ($)(2)        UNEXERCISABLE   UNEXERCISABLE
- ---------------------------------------  ---------------    --------------    ------------    ------------
Robert W. Decherd......................            0                   0         243,440/      $3,740,983/
                                                                                 126,130       $  416,199
Ward L. Huey, Jr.......................      106,000          $2,091,875         104,860/      $1,384,834/
                                                                                  91,730       $  288,999
Burl Osborne...........................       44,340          $  717,266          65,863/      $  772,237/
                                                                                  79,477       $  269,038
Michael J. McCarthy....................       17,040          $  222,570          27,779/      $  323,079/
                                                                                  32,071       $  115,937
Michael D. Perry.......................       17,604          $  289,778          26,835/      $  311,246/
                                                                                  31,765       $  113,220

- ---------------

(1) All of the shares of the Company's Common Stock that were acquired upon the exercise of stock options were Series A shares.

(2) Based on the closing price of the Company's Series A shares on the NYSE -- Composite Transactions on the respective exercise dates, less the exercise price of the options.

(3) All of the securities underlying the exercisable options are Series A shares. Of the unexercisable options, the following numbers of shares underlying options are Series B shares for each executive: Mr.
     Decherd -- 79,000 shares; Mr. Huey -- 59,000 shares; Mr. Osborne -- 49,000 shares; Mr. McCarthy -- 19,000 shares; and Mr. Perry -- 19,000 shares. The remainder of the unexercisable options are in Series A shares.

(4) Based on the closing price of $34.75 of the Company's Series A shares on the NYSE -- Composite Transactions on December 31, 1995.

COMPENSATION PURSUANT TO CERTAIN RETIREMENT PLANS

     Pension Plan. The Company maintains a non-contributory pension plan available to substantially all of its employees who have completed one year of service and have reached 21 years of age. The following table reflects the expected annual benefits, computed on a 10-year certain and life annuity basis, payable under the plan to a fully vested executive officer of the Company upon retirement at age 65 after the credited years of service and at the annual remuneration levels set forth in the table.

     AVERAGE ANNUAL                                  YEARS OF SERVICE(1)(2)
   COMPENSATION DURING     --------------------------------------------------------------------------
    FINAL FIVE YEARS          10         15         20         25         30         35         40
- -------------------------  --------   --------   --------   --------   --------   --------   --------
  $150,000...............  $ 20,785   $ 31,177   $ 41,570   $ 51,962   $ 62,355   $ 72,747   $ 80,997
  $250,000...............  $ 35,285   $ 52,927   $ 70,570   $ 88,212   $105,855   $114,486   $114,486
  $350,000...............  $ 49,785   $ 74,677   $ 99,570   $114,486   $114,486   $114,486   $114,486
  $450,000...............  $ 64,285   $ 96,427   $114,486   $114,486   $114,486   $114,486   $114,486
  $550,000...............  $ 78,785   $114,486   $114,486   $114,486   $114,486   $114,486   $114,486
  $650,000...............  $ 93,285   $114,486   $114,486   $114,486   $114,486   $114,486   $114,486
  $750,000...............  $107,785   $114,486   $114,486   $114,486   $114,486   $114,486   $114,486
  $850,000 or above......  $114,486   $114,486   $114,486   $114,486   $114,486   $114,486   $114,486

- ---------------

(1) Benefits listed in the table above are not subject to reduction for Social Security amounts.

(2) The table above does not reflect all of the limitations on accrued benefits imposed by Section 415 of the Code, which currently limits such benefits to $120,000. Prior to January 1, 1983, actual benefits were accrued subject to a maximum limitation of $136,425. The table also does not reflect the limitations imposed by Section 401(a)(17) of the Code on annual compensation to be taken into account in determining pension benefits, which amount currently is limited to $150,000.

     The Company's pension plan provides for the payment of a monthly retirement benefit based on credited years of service and the average of five consecutive years of highest annual compensation out of the ten most recent calendar years of employment. Compensation covered under the plan is regular pay plus overtime, bonuses, commissions and any contribution made by the Company on behalf of an employee pursuant to a deferral election under any benefit plan containing a cash or deferred arrangement. Covered compensation excludes any non-cash earnings and any Company matching contributions to the Employee Savings and Investment Plan. A participant's interest in the plan becomes fully vested upon completion of five credited years of service, or upon attainment of age 62, whichever first occurs. Retirement benefits under the plan are paid to participants upon normal retirement at the age of 65 or later, or upon early retirement, which may occur at age 55, provided the participant has completed five years of credited service. The plan also provides for the payment of death benefits. The five executive officers named in the Summary Compensation Table above have credited years of service under the plan as follows: Mr.
Decherd -- 23 years; Mr. Huey -- 36 years; Mr. Osborne -- 16 years; Mr.
McCarthy -- 11 years; and Mr. Perry -- 17 years. The covered compensation of such persons under the pension plan is substantially the same as the annual compensation indicated in the Summary Compensation Table on page 12, except that such covered compensation was capped at $150,000 for all participants in 1995.

     Upon the occurrence of certain events, (1) the benefits of all active participants in the pension plan become fully vested and nonforfeitable, and (2) the excess of plan assets over the present value of accrued benefits, if any, are applied to provide active participants with an additional vested benefit equivalent to the benefit such participants should have received under Department of Labor Regulations Section 2618.32(a) if the plan had then terminated. The events giving rise to (1) and (2) above are generally identical to those giving rise to an "Acceleration Date," as defined in the Company's 1986 Plan, except that the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer does not constitute such an event. An "Acceleration Date" is generally defined in the 1986 Plan as the commencement of a tender offer or exchange offer, a change in control (which is deemed to occur when any group, entity, or other person that theretofore beneficially owned less than 30% of the total number of outstanding shares of Common Stock acquires shares, which acquisition results in such group, entity, or person having more than 30% beneficial ownership), approval or consummation of certain mergers, sales, exchanges, or dispositions of the Company's assets, or certain changes in the composition of the Board of Directors of the Company during any period of two consecutive years.

     Management Security Plan. The Management Security Plan was instituted as of January 1, 1980 to provide retirement and death benefits at a reduced cost through group rates to a select group of management and highly compensated employees, including the five executive officers listed in the Summary Compensation Table above, who contribute materially to the growth, development, and success of the Company. The Management Security Plan, other than the amounts of benefits awarded thereunder, is administered by a committee that serves at the discretion of the Board of Directors, the members of which committee may be participants in the plan. The Management Security Plan is currently administered by the Compensation Committee, none of whose members is a participant in the plan. The Management Security Plan provides for a death benefit equal to 50% of the participant's salary at the date the participant elected to participate in the plan payable for 10 years thereafter or until the participant would have reached age 65 (whichever is longer), plus an additional payment equal to the participant's full salary for the first year after death. If the participant survives to year 65, then such amounts will be paid out over 10 years after retirement. Under the terms of the plan, additional insurance is purchased upon a participant entering into the plan and upon each salary increase for any plan participant. However, in 1988 the Company determined to freeze the level of benefits under the Management Security Plan and no additional participants have been added to the plan since such time. The estimated annual benefits under the Management Security Plan payable upon retirement at age 65 to each of the executive officers named in the Summary Compensation Table are as follows: Mr. Decherd -- $384,588; Mr. Huey -- $120,012; Mr. Osborne -- $74,232; Mr.
McCarthy -- $104,256; and Mr. Perry -- $86,640. Amounts contributed to the Management Security Plan by the Company on behalf of the five executive officers named in the Summary Compensation Table for 1995 are set forth in footnote (5) to the Summary Compensation Table on page 13 above.

     Supplemental Executive Retirement Plan. The Supplemental Executive Retirement Plan (the "SERP") was adopted by the Compensation Committee in December 1992 for senior corporate officers and other key executives selected by the Compensation Committee. This group includes the four senior executives named in the Summary Compensation Table on page 12 (the "Senior Executives") and the Chief Executive Officer. The SERP's purpose is to help offset the Code limits on the Company's qualified retirement plans. The SERP's specific objective, when combined with the Company's Pension Plan, Employee Savings and Investment Plan, and Management Security Plan, is to provide a benefit at age 65 of 60% of final average pay (the average of the total salary and bonus during the last five completed calendar years of employment) to the senior corporate officers and a benefit of 55% of final average pay to all other participants. However, since the SERP is a defined contribution plan, the actual benefit to be received by any participant will be dependent on the participant's account balance at the time of retirement. As the contributions to the SERP are based on a participant's salary and bonus, the actual amount of the contributions made on behalf of a participant will vary based on a number of factors, of which Company performance is a primary factor. (See "Executive Compensation Plan" under "Board Compensation Committee Report on Executive Compensation" on page 17 for a discussion of Company performance and its effect on the amount of salary and bonus paid to executives.) The payment of benefits under the SERP will be subject to the same terms and conditions described above for the payment of benefits under the Company's Pension Plan. (See the description of the

Company's Pension Plan on pages 15-16 above. See also footnote (5) to the Summary Compensation Table on page 13 above for the amounts contributed to the SERP by the Company on behalf of the Senior Executives and the Chief Executive Officer for 1995.) The Company has established a trust to hold the contributions to the SERP, which contributions will be protected from the claims of the Company's creditors unless the Company becomes insolvent. As a result of the establishment of the trust, benefits payable under the SERP will also be protected in the event of a change of control of the Company.

COMPENSATION OF DIRECTORS

     In 1995, directors received an annual retainer of $25,000 for serving on the Company's Board of Directors, and nonemployee directors also received $1,250 for each meeting of the Board of Directors attended. Directors who are committee chairmen (all of whom are nonemployee directors) received $2,500 for each committee meeting attended. Nonemployee directors received $1,250 for each committee meeting attended.

     Since May 1988, nonemployee directors of the Company have automatically received upon their first election to the Board a one-time grant of options to purchase 20,000 shares of the Company's Series A Common Stock. Thereafter, on each annual meeting date, each nonemployee director automatically receives additional non-qualified options to purchase 5,000 shares of Common Stock. In December 1995, the Compensation Committee authorized the use of Series B Common Stock for both purposes.

CERTAIN TRANSACTIONS

     In October 1994, the Company entered into a construction contract with a subsidiary of Austin Industries, Inc. relating to the renovation of certain office facilities. The contract provides for total payments of approximately $14.5 million of which approximately $8.2 million was paid during the year ended December 31, 1995. In June 1995, the Company entered into a construction contract with a subsidiary of Austin Industries, Inc. relating to the installation of additional printing presses for The Dallas Morning News, Inc. The contract provided for total payments of approximately $131,000. The entire balance of this contract was paid off during the year ended December 31, 1995. William T. Solomon, a director of the Company, is Chairman, President, and Chief Executive Officer of Austin Industries, Inc.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

     The Compensation Committee is composed entirely of independent outside directors. Under the Company's Executive Compensation Plan (the "ECP"), the Compensation Committee makes recommendations to the Board of Directors regarding salary levels and annual bonus opportunities for executive officers and, in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, makes the final determination regarding awards of restricted shares, stock options and other stock-based awards to such persons under the 1986 Plan or the 1995 Plan, which was approved by the Company's shareholders at the 1995 Annual Meeting.

EXECUTIVE COMPENSATION PLAN

     The ECP was implemented January 1, 1989, replacing the Company's previously existing management incentive plans. The key elements of the ECP are an annual base salary, an annual target bonus opportunity, and long-term compensation issued under the 1986 Plan or the 1995 Plan. The ECP is administered by the Compensation Committee, the members of which are not eligible to participate in the ECP. Officers of the Company and its subsidiaries, including the Senior Executives and the Chief Executive Officer, are automatically eligible to participate in the ECP. The Compensation Committee selects additional participants according to their ability to affect significantly the profitability of the Company. Levels of compensation for participants other than the Chief Executive Officer and the Senior Executives are determined in a manner similar to that described below for the Senior Executives.

     The ECP is designed to provide a competitive level of compensation to key executives, managers and professionals through annual compensation as well as long-term awards. The goals of the ECP are: (1) to establish a competitive compensation program to attract, retain and motivate employees in those positions that most directly affect the Company's overall performance and (2) to encourage coordinated and sustained effort toward enhancing the Company's performance and maximizing the Company's value to its shareholders. The receipt by participants of bonus amounts is entirely dependent upon the achievement of Company financial performance targets.

     Long-term incentive awards are made in December of each year. Base salary levels and bonus opportunities are established each December for the following year. The Compensation Committee considers the total value of an ECP participant's compensation package to be the value of long-term incentive awards made in December of the previous year, plus base salary and bonus opportunity as determined for the current fiscal year. However, the rules of the Securities and Exchange Commission require the reporting of compensation on a calendar year basis. As a result, base salary and bonus opportunities for 1995 were established under the ECP in December 1994 and option awards were granted in December 1995.

     The Compensation Committee works closely with the Chief Executive Officer and the Chief Financial Officer in formulating its recommendations. It is the policy of the Company to strive to establish a level for each element of a participant's compensation that is approximately equal to the seventy-fifth percentile for comparable companies. This target percentile was established at a level that the Compensation Committee believes is necessary to attract and retain outstanding executives. For comparative purposes, the Compensation Committee reviews a special cut survey of peer media companies in determining base salaries and bonus opportunities and a survey of over 250 companies in determining long-term incentive awards. The survey is conducted by a nationally recognized compensation consultant. The companies included in both the general compensation survey and the special cut survey vary somewhat from those included in the group of peer companies indicated in the Performance Graph on page 21 because certain companies included in the peer group do not participate in the compensation survey and some companies that participate in the compensation survey are not public companies.

     Base Salary. For 1995, the base salaries of the Senior Executives remained at approximately their 1994 levels and approximate the target percentile of the special cut survey aimed for by the Compensation Committee.

     Annual Performance Bonus Opportunity. Each ECP participant has an opportunity to earn an annual bonus based upon the financial performance of the participant's organizational entity. The Compensation Committee uses a percent of the base salary of each ECP participant to establish the participant's bonus opportunity range, based on survey comparisons. The Compensation Committee annually reviews minimum, target and maximum levels of performance for each organizational entity, based on business plans developed by Company management. The bonus opportunity of the Chief Executive Officer and each Senior Executive is based on the financial performance of the Company as a whole.

     Corporate performance for purposes of the bonus opportunity is measured by growth in earnings per share. The minimum level for Company performance each year typically is established at the earnings per share level achieved during the previous fiscal year. In addition, the Board of Directors or the Compensation Committee may exclude the effect of unusual items from the calculation of the Company's performance measurements; however, such an exception has been made only once in the past five years. The Compensation Committee views growth in earnings per share as being an appropriate measurement for the bonus opportunity for the Chief Executive Officer and the Senior Executives because this measurement is a widely followed indicator of the Company's performance and serves to align the interests of management with those of shareholders.

     Bonus amounts for ECP participants are determined at the end of each calendar year. If minimum performance levels have not been achieved, participants earn no bonuses. Performance at the target level earns participants 100% of their bonus amounts, and performance at the maximum level earns participants 150% of their bonus amounts. If performance falls between the minimum level and the target level, participants receive a prorated amount up to the target bonus amount reflecting performance in excess of the minimum level. If performance falls between the target and maximum performance levels, participants receive 100% of their bonus amounts, plus an additional pro rata amount reflecting performance in excess of the target level. In extraordinary circumstances, the calculated bonus amount (other than that of the Chief Executive Officer) is subject to adjustment up or down by a maximum of 25% by the Chief Executive Officer in recognition of outstanding achievements that are not part of an entity's operating plan, or to ensure equitable payments that reflect the relative contribution of each participant. This prerogative has been exercised a total of eight times since the inception of the ECP and was not exercised during 1995.

     As a result of the Company's financial performance during 1995, the bonuses of the Senior Executives set forth in the Summary Compensation Table on page 12 represent approximately 55% of their respective target bonus amounts.

     Long-Term Awards. The long-term incentive component of the ECP is designed to encourage the retention of key executives, and the ultimate value of long-term awards is determined by the Company's performance as reflected in the market price of its stock. The Compensation Committee assigns to each ECP participant a long-term incentive factor, expressed as a percent of base salary. The Compensation Committee strives to set long-term incentive levels for participants that would place them at approximately the seventy-fifth percentile of the survey considered by the Compensation Committee. In recommending levels of long-term incentive awards for participants, the Compensation Committee attempts to estimate the present value of these awards, assuming that the Company's growth approximates media industry norms, and making use of the Black-Scholes Option Pricing Model (a method approved by the Securities and Exchange Commission for estimating the present value of options). The participant's long-term incentive factor times annual compensation reflects the estimated present value of the awards.

     In May 1995, shareholders approved an amendment to the Company's Certificate of Incorporation which permits the Company to issue Series B shares so long as such issuances will not cause the Series A shares to be delisted from the NYSE. In December 1995, the Compensation Committee adopted a policy under which all awards of options and restricted shares to ECP participants, including the Chief Executive Officer and Senior Executives, will be made in Series B shares and, beginning in January 1996, all future shares issued as employer contributions under the 401(k) Plan will be Series B shares. In reaching this decision, the Compensation Committee determined that the policy is consistent with the Company's stated objectives in instituting a differential voting structure in 1988. The shareholders also affirmed the issuance of Series B share awards in their approval of the 1986 Plan and more recently, the 1995 Plan, both of which include the ability to issue awards of Series B shares. The Compensation Committee believes that the issuance of Series B shares to ECP participants and directors and to participants in the 401(k) Plan will further identify the interests of employees, directors and officers with the long-term interests of the Company.

     In previous years, all ECP participants were awarded stock options and certain key executives also received awards of restricted shares. In December 1995, the Compensation Committee determined that awards for all ECP participants would consist only of stock options for the foreseeable future. This determination was based on several factors including (1) the Compensation Committee's preference for long-term incentive programs that reward management at the same time that shareholders are being rewarded; (2) the difficulty in establishing suitable four-year earnings growth objectives in an acquisition environment where short-term earnings dilution is accepted in order to build long-term value in the Company; (3) the result of an analysis of restricted shares which showed that stock option only awards would generally deliver more of the intended value to ECP participants; and (4) the more advantageous accounting treatment for stock option awards which, unlike restricted share awards, do not require a charge to earnings.

     Stock Options. A total of 146,000 options for the Company's Series B shares were granted to Senior Executives in 1995 under the 1986 Plan and the 1995 Plan. The material terms of the stock options granted under both plans are substantially identical. The Compensation Committee established an exercise price for such options equal to the market price of the Series A shares on the date of grant. (See the Option/SAR Grants in Last Fiscal Year Table on page 13, which reflects estimated present values of such options, based on the indicated assumptions.) The Compensation Committee has never granted options at exercise prices other than the market price of the Series A shares on the date of grant and has never adjusted such prices retroactively (except pursuant to the 1986 Plan's antidilution provisions upon the Company's distribution by dividend of Series B shares in May 1988 and pursuant to a two-for-one stock split in the form of a dividend on each outstanding share of the Company's Common Stock that was paid in June 1995). Because the 1986 Plan expires May 8, 1996, all future stock-based awards will be made under the 1995 Plan.

     While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of its Common Stock at any particular point in time, the decision as to whether this value will be realized in any particular year is primarily determined by each individual executive. Accordingly, in analyzing annual compensation levels, the Compensation Committee does not consider gains realized during any particular year by any of the Senior Executives as a result of individual decisions to exercise stock options or to sell restricted shares received in previous years. (See the Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values Table on page 14 for the amounts realized by the Senior Executives from option exercises in 1995 and the estimated unrealized value of unexercised options held by such persons as of December 31, 1995. See also footnote (3) to the Summary Compensation Table on page 12 for information regarding the estimated unrealized value of unvested restricted shares held by such persons as of December 31, 1995.)

CEO COMPENSATION

     Mr. Decherd is a participant in the ECP. In December 1995, the Compensation Committee awarded Mr. Decherd stock options for 79,000 Series B shares. This amount corresponds to the target percentile indicated by the compensation survey considered by the Compensation Committee.

     Mr. Decherd's base salary was not adjusted in 1995 and remains at a level generally corresponding to the compensation level aimed for by the Compensation Committee. Mr. Decherd's 1995 bonus amount under the ECP was determined solely in relation to the consolidated financial performance of the Company and its subsidiaries. As a result of the Company's performance in 1995, Mr. Decherd received approximately 55% of the applicable target bonus amount.

ONE MILLION DOLLAR LIMIT ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Omnibus Budget Reconciliation Act of 1993 placed a one million dollar limit on the deductibility of certain compensation paid to the Chief Executive Officer and the Senior Executives for tax years beginning on or after January 1, 1994. Certain compensation, including performance-based compensation meeting specified requirements, is exempt from the limit. The 1986 Plan and the 1995 Plan permit the Company to grant awards that are not subject to the deduction limit established by Section 162(m) of the Code. The Compensation Committee intends to grant awards that are not subject to the deduction limit to the extent that the structure of such awards is consistent with corporate performance objectives.

Respectfully submitted,

COMPENSATION COMMITTEE

John W. Bassett, Jr.
Lester A. Levy
J. McDonald Williams, Chairman

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total shareholder return on an investment of $100 on December 31, 1990 in the Company's Series A shares, based on the market price of the Series A shares and assuming reinvestment of dividends, with the cumulative total return of a similar investment in companies on the Standard & Poor's 500 Stock Index and in a group of peer companies selected by the Company on a line-of-business basis and weighted for market capitalization. In previous years, the Company's peer group has been composed of the following companies: Central Newspapers, Inc.; Dow Jones & Company, Inc.; Knight-Ridder, Inc.; Lee Enterprises, Inc.; McClatchy Newspapers, Inc.; Media General, Inc.; Multimedia, Inc.; The New York Times Company; Park Communications, Inc.; Pulitzer Publishing Company; The E. W. Scripps Company; Gannett Company, Inc.; The Times Mirror Company; Tribune Company; and The Washington Post Company (the "Pre-1996 Peer Group"). The current peer group (the "1996 Peer Group") differs from the Pre-1996 Peer Group in two respects. First, it no longer includes Multimedia, Inc. and Park Communications, Inc. as these companies were acquired by or merged with other companies in the industry and separate information with respect to them is no longer available. Second, the 1996 Peer Group has been expanded to include the following companies in the television broadcasting business, which is increasing in importance as one of the Company's two primary lines of business: BHC Communications, Inc.; Lin Television Corporation; New World Communications Group, Inc.; Granite Broadcasting Corporation; and Young Broadcasting Corporation. For comparison purposes, the graph shows the results of both the Pre-1996 Peer Group and the 1996 Peer Group. The Company is not included in the calculations of peer group cumulative total shareholder return on investment.


                                   [GRAPH]



          Measurement Period           A.H. Belo           S & P 500          Pre-1996 Peer      1996 Peer
          (Fiscal Year Covered)       Corporation           Index                 Group            Group
1990                                      100                    100                   100               100
1991                                      100                    130                   119               119
1992                                      135                    140                   134               134
1993                                      173                    154                   157               158
1994                                      187                    156                   148               150
1995                                      232                    215                   186               189

                           ANNUAL REPORT ON FORM 10-K

     UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM MICHAEL J. McCARTHY, SECRETARY, 400 SOUTH RECORD STREET, DALLAS, TEXAS 75202.

                              INDEPENDENT AUDITORS

     Ernst & Young, independent auditors, served as independent auditors for the Company for the fiscal year ended December 31, 1995, and will serve in such capacity for the current fiscal year. Representatives of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the 1997 Annual Meeting of Shareholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, not later than November 23, 1996. Such proposals, and any nomination of candidates for election as directors, must comply with the bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934.

                                 OTHER MATTERS

     At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                             By Order of the Board of Directors

                                                    MICHAEL J. McCARTHY
                                                         Secretary

Dated: April 12, 1996

                            A. H. BELO CORPORATION
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            A.H. BELO CORPORATION

     The undersigned hereby appoints Robert W. Decherd and Ward L. Huey, Jr., or any one or both of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below all the shares of Common Stock of A. H. Belo Corporation held of record by the undersigned on March 15, 1996, at the Annual Meeting of Shareholders to be held on May 8, 1996, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

     Please sign exactly as name appears. When shares are held by joint tenants, both sould sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




               (continued and to be signed on the reverse side)

                                                                [X]  Please mark
                                                                     your votes
                                                                     like this


This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all Nominees listed in Proposal 1.

Item 1 -- ELECTION OF THE FOLLOWING NOMINEES AS CLASS 1 DIRECTORS (Term expires in 1999).

John W. Bassett, Jr., Lester A. Levy, Burl Osborne, and J. McDonald Williams

                                              WITHHOLD
                           FOR               AUTHORITY
                           [ ]                  [ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.



- ------------------------------------------


Item 2 -- At the discretion of such Proxies, on any other matter that properly may come before the meeting or any adjournment thereof.


Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, adminstrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated                                                                     , 1996
      --------------------------------------------------------------------

- --------------------------------------------------------------------------------
Signature

- --------------------------------------------------------------------------------
Signature if Held Jointly




               PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS
                      ABOVE AND RETURN IN THE ENVELOPE.

TO PARTICIPANTS IN THE A. H. BELO CORPORATION EMPLOYEE SAVINGS AND INVESTMENT PLAN AND THE A. H. BELO CORPORATION EMPLOYEE THRIFT PLAN;

     As a participant in either the Employee Savings and Investment Plan or the Employee Thrift Plan with full shares of the Company's Common Stock allocated to your account as of March 15, 1996, you may instruct the Trustee how to vote such shares at the Annual Meeting of Shareholders to be held May 8, 1996.

     Your instructions to the Trustee will be held in strict confidence and will be made available only to the inspectors of election at the Annual Meeting, none of whom is an employee of the Company. Under the terms of the Plans, you have the right to give voting instructions for all shares allocated to your account. Please use the other side of this form in giving your instructions.

     Any shares held by the Trustee as to which it has not received voting instructions by May 6, 1996, will be voted in the same manner, proportionately, as the shares in the applicable Plan as to which voting instructions have been received. Any shares held by the Trustee as to which it has been instructed to sign the Board of Directors proxy, with no additional instructions to the contrary indicated, will be voted FOR Item 1, the election of Class I Directors.




                    U.S. TRUST COMPANY OF CALIFORNIA, N.A.
                                   TRUSTEE

               (continued and to be signed on the reverse side)

                                                                Please mark  [X]
                                                                your vote
                                                                like this


U.S. Trust Company of California, N.A.
You are hereby instructed to sign the Board of Directors proxy.
You are further instructed to direct the proxy holders to vote as follows:

    Item 1 -- ELECTION OF THE FOLLOWING NOMINEES AS CLASS 1 DIRECTORS (Term expires in 1999).

    John W. Bassett, Jr., Lester A. Levy, Burl Osborne, and J. McDonald Williams

                                              WITHHOLD
                           FOR               AUTHORITY
                           [ ]                  [ ]

    INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.



    ------------------------------------------


    Item 2 -- At the discretion of such Proxies, on any other matter that properly may come before the meeting or any adjournment thereof.


    I hereby authorize U.S. Trust Company of California, N.A., as Trustee under the Employee Savings and Investment Plan and the Employee Thrift Plan, to vote the shares of Common Stock held for my account under the applicable Plan at the Annual Meeting in accordance with the instructions given above, U.S. Trust Company of California, N.A., has appointed Chemical Mellon Shareholders Services, L.L.C. as Agent to tally the votes.


    Dated                                                                 , 1996
         -----------------------------------------------------------------

    ----------------------------------------------------------------------
    Signature





               PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS
                      ABOVE AND RETURN IN THE ENVELOPE.